[FRONT SIDE OF CERTIFICATE]

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                INCORPORATED UNDER THE LAWS OF THE STATE OF IDAHO



---------------                                                  ---------------
NUMBER                                                           SHARES

                                     GENEREX
                                  BIOTECHNOLOGY
                                   CORPORATION

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001



THIS CERTIFIES THAT ____________________________________________________, THE
RECORD HOLDER OF ______________________________________________________ Shares
of GENEREX BIOTECHNOLOGY CORPORATION Common Stock, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

       Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


--------------------------------------     -------------------------------------
                             Secretary                                 President

                          [REVERSE SIDE OF CERTIFICATE]


NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

             TEN COM - as tenants in common            UNIF  GIFT  MIN  ACT  -- ........... Custodian ...........
             TEN ENT - as tenants by the entireties                               (Cust)                (Minor)
             JT TEN - as joint tenants with right of                            under Uniform Gifts to Minors
                      survivorship and not as tenants                           Act..............................
                      in common                                                               (State)

     Additional abbreviations may also be used though not in the above list.


       FOR VALUE RECEIVED, _______________________________ hereby sell, assign and transfer unto

_____________________________________________

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDEN-
TIFYING NUMBER OF ASSIGNEE)

________________________________________________________________________________

               (PLEASE PRINT NAME OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________



                       _________________________________________________________

                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER